Firstar Stellar Treasury Fund
Firstar Stellar Tax-Free Money Market Fund
Firstar Stellar Ohio Tax-Free Money Market Fund
                                                                   July 30, 1999
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                          Supplement to the Prospectus
                              dated March 31, 1999


Effective August 1, 1999, the investment adviser will waive 0.25% of the gross management fee for the Ohio Tax-Free Money Market Fund. Currently the gross management fee for the Ohio Tax-Free Money Market Fund is 0.55% of average daily net assets. With the voluntary waiver, the management fee will effectively be 0.30% of average daily net assets. The adviser can terminate this voluntary waiver at any time.

The prospectus is amended as follows:

Page 11
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Under "Fund Expenses," the following sentence is added to footnote 1:

     With the current waiver, the effective management fee is 0.30% of average daily net assets.

Page 12
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Under the subheading  "Investment  Adviser," the table displaying waiver amounts is replaced by the following:

The amounts shown represent a percentage of each  fund's  average  daily  net assets
                                                 Before     After
                                                 waivers   waivers
    ------------------------------------------- --------  ---------
    Treasury Fund                                0.50%      0.50%
    Tax-Free Money Market Fund                   0.55%      0.45%
    Ohio Tax-Free Money Market Fund*             0.55%      0.30%
    ------------------------------------------- --------  ---------


    *During the fiscal year ended November 30, 1998, the adviser waived 40 basis points of the management fees for the Ohio Tax-Free Money Market Fund. Currently, the adviser has agreed to waive 25 basis points. The adviser can terminate this waiver at any time.



Please retain this Supplement with your Prospectus for future reference.